Exhibit 10.1

SECOND Amendment

to

Loan and security agreement

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 11th day of March, 2021, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) SVB Innovation Credit Fund VIII, L.P., a Delaware limited partnership (“SVB Innovation”), as a lender (SVB and SVB Innovation and each of the other “ Lenders”  from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”), and (d) PHATHOM PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), whose address is 100 Campus Drive, Suite 102, Florham Park, New Jersey 07932.

Recitals

A.Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement dated as of March 11, 2020, by and among Borrower, Agent and the Lenders (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that the Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.The Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendment to Loan Agreement.

2.1Section 11 (Notice).  Section 11 is amended by deleting the notice information for Borrower, and replacing it with the following:

“If to Borrower	Phathom Pharmaceuticals, Inc.

100 Campus Drive, Suite 102

Florham Park, NJ 07932

Attn:  Todd Branning

                                                  Email:  tbranning@phathompharma.com”

2.2Section 11 (Notice).  Section 11 is amended by deleting the notice information for WestRiver, and replacing it with the following:

“If to SVB Innovation:SVB Innovation Credit Fund VIII, L.P.

c/o SVB Capital

2770 Sand Hill Road

Menlo Park, California 94025

Attn: SVB Capital Finance and Operations

Email: svbcapitalcredit@svbank.com

            svbcapcreditfinance@svb.com”

2.3Section 14 (Definitions).  The following new term and its definition are inserted to appear alphabetically in Section 14.1 thereof:

“         “SVB Innovation” is SVB Innovation Credit Fund VIII, L.P., a Delaware limited partnership.”

2.4Section 14 (Definitions).  The term “WestRiver” and its definition are deleted in their entirety from Section 14.1 thereof.

2.5Section 14 (Definitions).  The following terms and their respective definitions set forth in Section 14.1 are amended in their entirety and replaced with the following:

““First Extension Event” means (a) Borrower has provided Agent, on or prior to August 1, 2021, with evidence reasonably satisfactory to Agent in Agent’s reasonable discretion that Borrower has received positive data with respect to Borrower’ s phase 3 clinical trial for Vonoprazan in treatment of Helicobacter Pylori Infection sufficient to file an NDA with the FDA and (b) the Term B Loan Advance has been made.”

“         “Lender Intercreditor Agreement” is, collectively, any and all intercreditor agreement, master arrangement agreement or similar agreement by and between SVB Innovation and SVB, as each may be amended from time to time in accordance with the provisions thereof.”

““Repayment Schedule” means the period of time equal to thirty-four (34) consecutive months, which shall be reduced to a period of time equal to twenty-nine (29) consecutive months upon the occurrence of the First Extension Event, and which shall be further reduced to a period of time equal to eighteen (18) calendar months upon the occurrence of the Second Extension Event.”

““Term Loan Amortization Date” is August 1, 2021, which shall be extended to January 1, 2022 upon the occurrence of the First Extension Event, and which shall be further extended to December 1, 2022 upon the occurrence of the Second Extension Event.”

“           “Warrant” means, collectively, (a) that certain warrant to purchase stock dated as of May 14, 2019 between Borrower and SVB and (b) that certain warrant to purchase stock dated as of May 14, 2019 between Borrower and SVB Innovation, in each case, as may be amended, modified, supplemented and/or restated from time to time.”

2.6Schedule 1 (Lenders and Commitments).  The Schedule 1 (Lenders and Commitments) of the Loan Agreement is amended in its entirety and replaced with the Schedule 1 (Lenders and Commitments) appearing on Schedule 1 hereto.

2.7Exhibit B (Compliance Certificate).  The Compliance Certificate appearing as Exhibit B of the Loan Agreement is amended in its entirety and replaced with the Compliance Certificate appearing on Schedule 2 hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and the Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Agent on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material agreement with a Person binding on Borrower, (c) any applicable material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made (or are being obtained pursuant to Section 6.1(b) of the Loan Agreement); and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.[Reserved.]

6.Post-Closing Conditions. Within thirty (30) days of the date of this Amendment, Borrower shall deliver to Bank evidence satisfactory to Bank that the insurance endorsements required by Section 6.5 of the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank.

7.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent of this Amendment by each party hereto and (b) Borrower’s payment to Agent of Agent’s and the Lenders’ reasonable legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER: PHATHOM PHARMACEUTICALS, INC. By /s/ Terrie Curran Name: Terrie Curran Title: Chief Executive Officer and President
AGENT: SILICON VALLEY BANK, as Agent By /s/ Kristine Rohmer Name: Kristine Rohmer Title: Vice President
LENDERS: SILICON VALLEY BANK By /s/ Kristine Rohmer Name: Kristine Rohmer Title: Vice President

SVB Innovation Credit Fund VIII, L.P.

By: SVB Innovation Credit Partners VIII, LLC, a

Delaware limited liability company, its General

Partner

By /s/ J.P. Michael                                       _
Name: J.P. Michael
Title: Senior Managing Director

[Signature Page to Second Amendment to Loan and Security Agreement]

Schedule 1

SCHEDULE 1

LENDERS AND COMMITMENTS

TERM LOAN COMMITMENTS

Lender	Term Loan Commitment	Term Loan Commitment Percentage
Silicon Valley Bank	$25,000,000.00	50.0%
SVB Innovation Credit Fund VIII, L.P.	$25,000,000.00	50.0%
TOTAL	$50,000,000.00	100.0000%

Schedule 2

EXHIBIT B
COMPLIANCE Certificate

TO:SILICON VALLEY BANK, as Agent, SVB, and SVB InnovationDate:

FROM:  PHATHOM PHARMACEUTICALS, INC.

The undersigned authorized officer of PHATHOM PHARMACEUTICALS, INC. (“Borrower”) certifies solely as an officer of Borrower, and not in any individual capacity, that under the terms and conditions of the Loan and Security Agreement among Borrower, SVB, and SVB Innovation (the “Loan Agreement”):

(1) Borrower is in compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default except as noted below, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required foreign, federal, state and local Tax returns and reports, and Borrower has timely paid all foreign, federal, state and local Taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement or as noted below, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent except as noted below, and (6) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent except as noted below.

Attached are the required documents supporting the certification.  The undersigned certifies solely as an officer of Borrower, and not in any individual capacity, that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement (subject to Section 3.2(b) with respect to representations and warranties, as applicable), and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Financial statements with Compliance Certificate	Monthly within 30 days; upon IPO, quarterly within 45 days (Q4 within 90 days)	Yes No
Annual financial statement (CPA Audited)	FYE within 180 days (beginning FY 2019)	Yes No
Filed 10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Board-Approved Projections	FYE within 60 days and within 7 days of changes	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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PHATHOM PHARMACEUTICALS, INC. By: Name: Title:

AGENT USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:Yes     No